Exhibit 99.10

Ex. A – Stock Purchase Agreement

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of February 19, 2021, and is being executed in connection with a restructure agreement (the “Restructure Agreement”) dated on or about the date of this Agreement among Quest Patent Research Corporation, a Delaware corporation (the “Company”), Intelligent Partners, LLC (“IPLLC”), Andrew Fitton (“Fitton”) and Michael Carper (“Carper”, and together with Fitton, the “Purchasers” and each, individually a “Purchaser”), IPPLC, the Purchasers and the Company being collectively referred to as the “Parties” and each, individually, as a “Party”).

WHEREAS, it is a condition precedent to the effectiveness of the Restructure Agreement that the Company execute and deliver to the Purchaser this Agreement; and

WHEREAS, on or prior to the date of this Agreement, IPLLC transferred to Purchasers $250,000 of the Notes (the “Transferred Note”), thereby reducing the principal amount of the Notes held by IPLLC to $4,422,810; and

WHEREAS, the Conversion Shares are being issued to the Purchasers in full satisfaction of the principal and accrued interest on the Transferred Note to be effective on the Restructure Date.

NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. Defined terms used herein shall have the meaning given to them in the Restructure Agreement.

2. The Purchasers hereby agree to convert principal and interest on the Transferred Note into 46,296,296 shares (the “Conversion Shares”) of the Company’s restricted common stock, par value $0.00003 per share (“Common Stock”), at a conversion price of $0.0054 per share effective on the Restructure Date, with the result that the Transferred Note shall be cancelled and the Conversion Shares shall be issued to Purchasers in the following amounts: 32,407,407 Conversion Shares to be issued to Fitton and 13,888,889 Conversion Shares to be issued to Carper.

3. The Company represents and warrants to the Purchasers as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) The Company has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes the valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors’ rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

(c) The issuance of the Conversion Shares has been authorized by the Company and the Conversion Shares, when issued pursuant to this Agreement, will be validly issued, fully paid and non-assessable and free from all pre-emptive or similar rights, taxes, liens and charges with respect to the issuance thereof (other than liens incurred by either Purchaser or IPLLC), with the Purchasers and any subsequent holders being entitled to all rights afforded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 4 of this Agreement, the offer and issuance by the Company of the Conversion Shares is exempt from Registration under the 1933 Act.

(d) The execution, delivery and performance of this Agreement do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, the Articles of Incorporation or the By-Laws of the Company or any material order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company is bound.

(e) The Company acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its Restructure Subsidiaries (or in any similar capacity) with respect to the transactions contemplated hereby, and any advice given by a Purchaser or any of its representatives or agents in connection with the same agreement and documents and the transactions contemplated hereby and thereby is merely incidental to Purchaser’s purchase of the Conversion Shares. The Company further represents to Purchaser that the Company’s decision to enter into the Restructure Agreement, the Restructure Documents, the NA Documents, the Purchase Agreement and Investment Documents (as defined in the Purchase Agreement) has been based solely on the independent evaluation of the same agreement and documents by the Company and its representatives.

(f) Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Conversion Shares. No placement agent’s fees, financial advisory fees, or brokers’ commissions relating to or arising out of the transactions contemplated hereby are payable in connection with the sale of the Conversion Shares. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.

(g) Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Conversion Shares under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Conversion Shares to require approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.

(h) As of their respective filing dates, the Company’s filings with the Securities and Exchange Commission filed subsequent to December 31, 2019 (the “SEC Reports”) complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Reports (other than the date on which such documents were required to be filed), and none of the SEC Reports, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or other disclosure or may be condensed or summary statements as permitted by the instructions to Form 10-Q and Article 10 of Regulation S-X) and fairly present in accordance with generally accepted accounting principles consistently applied, except as disclosed in the financial statements, the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended.

(i) Foreign Corrupt Practices. Neither the Company, nor any of its Restructure Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Restructure Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Restructure Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(j) To the knowledge of the Company, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or threatened against or affecting the Company or any of its Restructure Subsidiaries, the Common Stock or any of the Company’s Restructure Subsidiaries stock, or any of the Company’s or its Restructure Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(k) There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed.

(l) The Company has not, and to its knowledge no one acting on its behalf has, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Conversion Shares, or (ii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(m) The Company understands and acknowledges that Purchaser (except as otherwise provided in this Agreement) may engage in hedging and/or trading activities at various times during the period that the Conversion Shares are outstanding, and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges to the extent that such hedging and/or trading activities are not prohibited such hedging and/or trading activities do not constitute a breach of this Agreement, or any of the documents executed in connection herewith as long as such activities are not in violation of any federal, state or foreign securities or other laws.

4. The Purchasers and IPLLC hereby jointly and severally represent and warrant as follows:

(a) The Purchasers understand that the offer, sale and issuance of the Conversion Shares is being made only by means of this Agreement.

(b) The Transferred Note has been validly transferred by IPLLC to Purchasers, and Purchasers own the Transferred Note, free from all liens, encumbrances, securities, options, rights of first refusal or other claims of any kind and description. No person other than Purchasers have any right, title or interest, directly or indirectly, in or to the Transferred Note.

(c) The Purchaser is aware that the purchase of the Conversion Shares involves a high degree of risk and that the Purchaser may sustain, and has the financial ability to sustain, the loss of his entire investment. The Purchaser has read the SEC Reports and acknowledges that the Company has incurred, and is continuing to incur losses from its operation and that the Company is in default under the Notes to IPLLC (including the Transferred Note), which are being extinguished as part of the Restructure Agreement. The Purchaser understands that the Company has not authorized the use of, and the Purchaser confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and the SEC Reports.

(d) The Purchaser further represents that he has such knowledge and experience in financial and business matters as to enable the Purchaser to understand the nature and extent of the risks involved in purchasing the Conversion Shares, which are not limited to those risks identified in Section 2(b) of this Agreement and the risks disclosed in the SEC Reports. The Purchaser is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Purchaser is an accredited investor, as defined in Rule 502(a) of the SEC and meets the test for an accredited investor set forth on Exhibit A to the Agreement. Purchaser has engaged his own counsel, accountants and investment advisors to the extent that he deems it necessary.

(e) The Purchaser is acquiring the Conversion Shares pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for the Purchaser’s own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Conversion Shares; is aware that the Conversion Shares are restricted securities within the meaning of Rule 144 of the SEC under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the certificates for the Conversion Shares shall bear the Company’s standard investment legend. The Purchaser understands the meaning of these restrictions and understands that he may have to hold the Conversion Shares indefinitely. The Purchaser has registration rights with respect to the Conversion Shares as are provided in the Restructure Agreement.

(f) The Purchaser will not transfer any Conversion Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(g) If the Purchaser is a citizen or resident of a country other than the United States, the Purchaser has taken such steps as it deems necessary to satisfy itself that the acquisition of the Conversion Shares by the Purchaser pursuant to this Agreement is not in violation of the laws of the country in which the Purchaser is a citizen or resident.

(h) The Purchaser represents and warrants that no broker or finder was involved directly or indirectly in connection with the Purchaser’s purchase of the Conversion Shares pursuant to this Agreement. The Purchaser shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Purchaser’s warranty contained in this Section 2(h).

(i) The operations of the Purchaser are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Purchaser with respect to the Anti-Money Laundering Laws is pending or, to the Purchaser’s knowledge, threatened.

(j) To the best of the Purchaser’s knowledge, none of: (i) the Purchaser; (ii) any person controlling or controlled by the Purchaser; (iii) any person having a beneficial interest in the Purchaser; or (iv) any person for whom the Purchaser is acting as agent or nominee in connection with the purchase of the Conversion Shares:

(i) is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations; or

(ii) is a senior foreign political figure1, or any immediate family2 member or close associate3 of a senior foreign political figure, as such terms are defined in the footnotes below.

(k) The Purchaser is not affiliated with a non-U.S. banking corporation.

(l) The Purchaser’s address set forth on the signature page is the Purchaser’s true and correct address.

(m) Purchaser understands that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties and agreements of the Purchaser set forth herein, and the Purchaser acknowledges that he is not relying on any representation or warranty by the Company except as expressly set forth in this Agreement

5. The Company hereby covenants and agrees as follows:

(a) If the Common Stock is listed on a stock exchange or market, the Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities.

[1]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
[2]	The “immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[3]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(b) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of the Conversion Shares), a register for the Shares, the Conversion Shares, and the Option Shares in which the Company shall record the name and address of the Person in whose name the Shares, the Conversion Shares, and the Option Shares have been issued (including the name and address of each transferee) and the number of Option Shares then issuable upon exercise of Option Grant, if any. The Company shall keep the register open and available at all times during business hours for inspection by Purchaser or its legal representatives and shall, with respect to the stock register, which is maintained by the Company’s transfer agent, request the transfer agent to provide Purchaser with information reasonably requested by Purchaser. The register for the Common Stock shall be maintained by the Company’s transfer agent. Neither Purchaser nor any transferee of Purchaser shall sell, transfer or pledge any Conversion Shares to any person who is an adverse party to the Company or any Restructure Subsidiary in connection with any litigation pending or planned by the Company or any affiliate of any such person.

6. This Agreement constitutes the entire agreement between the Parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all Parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

7. All notices provided for in this Agreement shall be made as set forth in the Restructure Agreement.

8. GOVERNING LAW; DISPUTES

(a) Governing Law. This Agreement and the rights and obligations of the Parties hereunder shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule, and shall be construed and enforced in accordance with the law.

(b) Arbitrable Claims. All actions, disputes, claims and controversies under common law, statutory law, rules of professional ethics, or in equity of any type or nature whatsoever, whether arising before or after the date of this Agreement, and directly relating to: (a) this Agreement or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between the Parties related to the subject matter hereof to the extent set forth in Section 6; (c) any act or omission committed by Purchaser or its Representatives with respect to this Agreement, or by any member, employee, agent, or lawyer of Purchaser or IPLLC with respect to this Agreement, whether or not arising within the scope and course of employment or other contractual representation of Purchaser or IPLLC (provided that such act arises under a relationship, transaction or dealing between the Parties); or (d) any act or omission committed by the Company with respect to this Agreement, or by any employee, agent, partner or lawyer of the Company with respect to this Agreement whether or not arising within the scope and course of employment or other contractual representation of the Company (provided that such act arises under a relationship, transaction or dealing between the Parties) (collectively, the “Disputes”), will be subject to and resolved by binding arbitration under this Section (b) and Section (c) below, provided however, that nothing in this Section 8 shall limit the rights, if any, of IPLLC to commence or maintain judicial proceedings pursuant to the Restructure Agreement and other Restructure Documents. The Parties agree that the arbitrators have exclusive jurisdiction, to the exclusion of any court (except as specifically provided with regard to prejudgment, provisional, or enforcement proceedings in Section (d), to decide all Disputes.

(c) Administrative Body; Situs. Any Dispute arising out of or relating to this Agreement, including the breach, termination, enforcement, interpretation or validity thereof, or the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration in New York, New York, before a single arbitrator. The arbitration shall be administered using the arbitration rules of the American Arbitration Association (“AAA”) current at the time the Dispute is brought, which rules are deemed to be incorporated herein by reference. Each Party shall, upon written request, promptly provide the other Party with copies of all information on which the producing party may rely in support of or in opposition to any claim or defense and a report of any expert whom the producing Party may call as a witness in the arbitration hearing.

(d) Prejudgment and Provisional Remedies. Either Party may commence judicial proceedings under this Agreement only for the purpose(s) of: (i) enforcement of the arbitration provisions; (ii) obtaining appointment of arbitrator(s); (iii) preserving the status quo of the Parties pending arbitration as contemplated herein; or (iv) preserving and protecting the rights of either Party pending the outcome of the arbitration. Any such action or remedy will not waive a Party’s right to compel arbitration of any Dispute, and any Party may also file court proceedings to have judgment entered on the arbitration award. In any action for prejudgment or provisional relief, any court in which such relief is sought shall determine the availability of such relief without regard to any defenses that may be asserted by the other Party, and any such defenses shall be referred to the exclusive jurisdiction of the arbitrators under Section (b). The Parties further agree that a court shall not defer or delay granting prejudgment or provisional relief while any such arbitration takes place. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) Attorneys’ Fees. If the Company, Purchaser or IPLLC brings any other action for judicial relief with respect to any Dispute (other than those precisely described in Section (d)), the Party bringing such action will be liable for and immediately pay all of the other Party’s costs and expenses (including attorneys’ fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If the Company, Purchaser or IPLLC brings or appeals an action to vacate or modify an arbitration award and such Party does not prevail, such Party will pay all costs and expenses, including attorneys’ fees, incurred by the other Party in defending such action.

(f) Enforcement. Any award rendered under this Section 8 shall not be subject to appeal and shall be enforceable in any and all jurisdictions, including the State of Texas and the State of New York.

(g) Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be confirmed as a judgment or order in any state or federal or other national court of competent jurisdiction where proceedings are necessary or appropriate to enforce any award or order. This Agreement concerns transactions involving commerce among several state and foreign countries. Nothing in this Agreement shall be construed to prohibit any disclosure required by law.

9. This Agreement shall be binding upon and inure to the benefit of the Parties hereto, and their respective successors and permitted assigns.

10. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

11. Words importing the singular number only shall include the plural and vice versa, words importing the masculine, feminine or neuter gender shall include the other genders.

12. The representations, warranties and covenants set forth in this Agreement or in any other writing delivered in connection with this Agreement and the purchase the Conversion Shares shall survive the issuance of the Conversion Shares.

[Signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this Stock Purchase Agreement on the date first written above.

COMPANY:

QUEST PATENT RESEARCH CORPORATION

By:	/s/ Jon C. Scahill
Name:	Jon C. Scahill
Title:	Chief Executive Officer

PURCHASERS:

INTELLIGENT PARTNERS, LLC

By:	/s/ Andrew C. Fitton
Name:	Andrew Fitton
Title:	Manager
PO Box 190
Austin, TX 78767

ANDREW C. FITTON

By:	/s/ Andrew C. Fitton

MICHAEL R. CARPER

By:	/s/ Michael Carper

[Signature Page to Stock Purchase Agreement]

Exhibit A

Accredited Investor Questionnaire

The following are tests for an accredited investor. Please initial which tests are applicable. Please initial all that apply.

A natural person whose individual net worth or joint net worth with Lender’s spouse, at the time of this purchase exceeds $1,000,000 (PLEASE NOTE: In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (other than indebtedness secured by your primary residence, up to the estimated fair market value of the primary residence, unless the borrowing occurs in the 60 days preceding the purchase of the Units and is not in connection with the acquisition of the primary residence. In such cases, the debt secured by the primary residence must be treated as a liability in the net worth calculation.). In the event any incremental mortgage or other indebtedness secured by your primary residence occurs in the 60 days preceding the date of the purchase of the Units, the incremental borrowing must be treated as a liability and deducted from your net worth even though the value of your primary residence will not be included as an asset. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence should also be deducted from your net worth);

_____ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with Lender’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ A director or executive officer of the Company.

_____ Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

_____ Any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

_____ Insurance company as defined in section 2(13) of the Securities Act.

_____ Investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

_____ Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ Employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

_____ Any entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor#*).

_____ Any Individual Retirement Account (IRA) for the benefit of an accredited investor*.

# Each equity owner should complete a separate accredited investor questionnaire and should provide a copy of his passport, license or other government issued identification.

* The tests for an accredited investor who is an individual are the first three tests on this Exhibit A.